EXHIBIT 10.153
                        FIFTH AMENDMENT TO LOAN AGREEMENT


                  THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of the 1st day of August, 2000, by and among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (together with its successors, the "Borrower"); PPD DEVELOPMENT, LLC, a Texas limited liability company, formerly PPD DEVELOPMENT, INC., a Texas corporation formerly known as PPD PHARMACO, INC., a Texas corporation (the "Guarantor"); and WACHOVIA BANK, N.A., a national banking association (together with its endorsees, successors and assigns, the "Bank").

                                R E C I T A L S:

                  The Borrower, the Guarantor and the Bank are parties to a certain Loan Agreement dated as of August 7, 1997, as amended pursuant to an Amendment to Loan Agreement dated as of August 6, 1998, a Second Amendment to Loan Agreement dated as of January 30, 1999, a Third Amendment to Loan Agreement dated as of November 11, 1999, and a Fourth Amendment to Loan Agreement dated as of February 23, 2000 (the "Loan Agreement").

                  Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Loan Agreement.

                  The Borrower has requested certain modifications to the Loan Agreement and the Bank is willing to modify the Loan Agreement subject to the terms, provisions and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the Recitals, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantor and the Bank, intending to be legally bound hereby, agree as follows:

                  SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

                  SECTION 2. Amendments. Effective from and after August 3, 2000, the Loan Agreement is hereby amended as follows:

                  2.1 Extension of Termination Date. The Termination Date is hereby extended from August 3, 2000 to August 2, 2001.

                  2.2 Replacement of Schedule I. Schedule I to the Loan Agreement lists PPD Pharmaco, Inc. and APBI Environmental Sciences Group, Inc. as Material Subsidiaries. APBI Environmental Sciences Group, Inc. is no longer a subsidiary of the Borrower and Schedule I attached to the Loan Agreement is hereby replaced with Schedule I attached to this Amendment and made a part of this Amendment and the Loan Agreement by this reference.

                  SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to receipt by the Bank of the following:

                  (a) an original Amendment, duly executed by the Borrower and the Guarantor;

                  (b) a certificate of incumbency satisfactory to the Bank, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower and the members or managers of the Guarantor authorized to execute and deliver this Amendment;

                  (c) a certificate of existence issued by the Texas Secretary of State for PPD Development, LLC, together with a true and complete copy of its operating agreement and filed Articles of Organization, and copies of the documents evidencing and approving the conversion;

                  (d) such other documents or items as the Bank or its counsel may reasonably request.

The effectiveness of this Amendment and the obligations of the Bank hereunder are further subject to the condition that no Event of Default or event or condition which with notice or lapse of time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, shall have occurred and be continuing, and the representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date hereof.

                  SECTION 4. No Other Amendment. Except for the amendments set forth above, the Loan Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Loan Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, alter, limit, diminish, vary or affect any provision, condition, covenant or agreement contained in the Loan Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Agreement as hereby amended. The Bank does hereby reserve all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Loan. The Borrower and the Guarantor promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Loan Agreement, as hereby amended, the Loan Agreement, as amended, and the Guaranty contained in the Loan Agreement, being hereby ratified and affirmed. The Borrower and Guarantor hereby expressly agree that the Loan Agreement, as amended, is in full force and effect and confirm that they have no set off, counterclaim or defense with respect to the Loan Agreement, the Loan, the Note, the Guaranty contained in the Loan Agreement or the Guaranteed Obligations.

                  SECTION 5. Representations and Warranties. The Borrower and the Guarantor hereby represent and warrant to the Bank as follows:

                  (a) No Event of Default or event or condition which with notice or lapse or time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, has occurred and is continuing on the date hereof.

                  (b) The representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date of this Amendment.

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantor, and constitutes the legal, valid and binding obligation of the Borrower and Guarantor enforceable against them in accordance with its terms.

                  (d) The execution and delivery of this Amendment and the Borrower's and the Guarantor's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or the Guarantor, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower or the operating agreement or Articles of Organization of the Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking to which the Borrower or the Guarantor is party or by which the Borrower's or the Guarantor's assets or properties are or may become bound.

                  SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 7. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of North Carolina with respect to agreements made and to be performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

                  SECTION 8. Costs and Expenses. The Borrower shall pay any and all out-of-pocket expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of the Bank's counsel in connection therewith.

                  SECTION 9. Entire Agreement. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, inducements or other provisions among the parties regarding such subject matter other than those expressed herein in writing. All changes, additions or deletions to this Amendment must be in writing and signed by all parties.

                  SECTION 10. Guarantor Reaffirmation. PPD Development, Inc., a Texas corporation, was converted to a Texas limited liability company effective June 30, 2000 and is now known as PPD Development, LLC, a Texas limited liability company and copies of all conversion documents have been provided to the Bank. PPD Development, LLC hereby ratifies, reaffirms and confirms the Guaranty contained in the Loan Agreement, as amended, and all of the Guaranteed Obligations.

                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

                                              BORROWER:

ATTEST:                                       PHARMACEUTICAL PRODUCT
                                              DEVELOPMENT, INC.

/s/  Fred B. Davenport, Jr.   Secretary       By:  /s/  Fredric N. Eshelman
-----------------------------                    ---------------------------
                                              Title:  Chief Executive Officer
                                                    --------------------------
[CORPORATE SEAL]


                                              BANK:

                                              WACHOVIA BANK, N.A.


                                              By:  /s/  Keith Sherman
                                                  -------------------
                                              Title: SVP
                                                    ----



                                              GUARANTOR:

                                              PPD DEVELOPMENT, LLC      (SEAL)


                                              By: /s/ Fredric N. Eshelman (SEAL)
                                                     ---------------------------
                                                                Manager

                                   Schedule I

                          List of Material Subsidiaries



PPD DEVELOPMENT, LLC, a Texas limited liability company, formerly PPD DEVELOPMENT, INC., a Texas corporation formerly known as PPD PHARMACO, INC.(1)



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(1) PPD PHARMACO, INC., a Texas corporation changed its name to PPD DEVELOPMENT, INC. and PPD DEVELOPMENT, INC., a Texas corporation converted to PPD DEVELOPMENT, LLC, a Texas limited liability company effective June 30, 2000.